EXHIBIT 10.51.1


                                 FIRST AMENDMENT
                                     TO THE
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                           FIRST RESTATED AND AMENDED
                            EXECUTIVE RETENTION PLAN

         THIS FIRST AMENDMENT made by the Public Service Company of New Mexico ("PNM") is effective as of November 27, 2002.

         WHEREAS, PNM adopted the Public Service Company of New Mexico Executive Retention Plan (the "Plan") as of January 1, 1992 to provide certain benefits for its executives;

         WHEREAS, the Plan has been amended and restated effective December 7, 1998;

         WHEREAS, PNM reserved the right to amend the Plan pursuant to Article IX of the Plan; and

         WHEREAS, PNM now desires to amend the Plan to: (i) change the name of the Plan, (ii) change the sponsor of the Plan to PNM Resources, Inc. ("PNMR"), and (iii) designate PNM as a participating employer.

         NOW, THEREFORE, PNM does hereby amend the Plan as follows:


         NOW, THEREFORE, Public Service Company of New Mexico does hereby amend the Plan as follows:

1.       The name of the Plan is hereby amended to read as follows:

                               PNM RESOURCES, INC.
                           FIRST RESTATED AND AMENDED
                            EXECUTIVE RETENTION PLAN

2. The introductory paragraphs of the Plan (being those paragraphs that precede Article I) are hereby amended by the addition of the following paragraph to be placed at the end thereof:

                           PNM Resources, Inc. became the parent holding company for Public Service Company of New Mexico as of December 31, 2001. Effective as of November 27, 2002, PNM Resources, Inc. assumes the sponsorship of the Plan. Any affiliate that adopted the Plan prior to the assumption of the sponsorship of the Plan by the PNM Resources, Inc., including Public Service Company of New Mexico, shall continue to participate in the Plan.

3.       Section 2.8 is hereby amended in its entirety to read as follows:

                           2.8 "Company" shall mean PNM Resources, Inc. unless the context, such as discussion of the formation of the Plan, clearly indicates otherwise, in which case "Company" can also mean Public Service Company of New Mexico. As used in this Plan, "Company" shall also mean any successor to its assets, as described in
                           Article II, Section 2.5.3, and 2.5.4, that assumes and agrees to perform the Company's obligations hereunder, by operation of law or otherwise. "Company" may also include any holding company owning the Company or subsidiary of such holding company, depending on the context of the reference within this Plan.

4. Article VI is hereby amended by adding a new Section 6.4 to read as follows:
                           6.4 Allocation Among Affiliates. Each employer that participates in the Plan shall bear the costs and expenses of providing benefits accrued by its employee-Participants during periods while they are employed by that employer. Such costs and expenses shall be allocated among the participating employers in accordance with (i) agreements entered into between the Company and any participating employer, or (ii) in the absence of such an agreement, procedures adopted by the Company.

5. The purpose of this First Amendment is to transfer sponsorship of the Plan to PNMR from PNM. All references to "Public Service Company of New Mexico" or the "Company" are hereby replaced with references to "PNM Resources, Inc.," unless the context (such as discussion of the formation of the Plan) indicates otherwise. Any other provisions of the Plan which are inconsistent with this transfer of sponsorship are hereby amended to the extent necessary to accomplish this transfer.

6. This First Amendment changes the name and sponsorship of the Plan. Any individuals or entities serving as fiduciaries or service providers with respect to the Plan shall continue to serve as such, subject to the provisions of the Plan. Similarly, any policies or procedures previously adopted by the fiduciaries shall continue in full force and effect.

7. PNMR hereby assumes all duties, obligations, and authority as the sponsor of the Plan. PNMR does not assume PNM's financial obligation for its share of the costs and expenses of Plan benefits as determined pursuant to Section 6.4 of the Plan.

8. This First Amendment shall only amend the provisions of the Plan referenced above, and those provisions not amended hereby shall be considered in full force and effect.

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


         IN WITNESS WHEREOF, Public Service Company of New Mexico has caused this First Amendment to be executed as of this 27th day of November, 2002.


                                        PUBLIC SERVICE COMPANY OF NEW MEXICO

                                        By:      /s/ Alice A. Cobb
                                           -------------------------------------
                                        Its:     Senior Vice President
                                                 People Services and Development



                                        ACCEPTED:
                                        --------

                                        PNM RESOURCES, INC.

                                        By:      /s/ Alice A. Cobb
                                           -------------------------------------
                                        Its:     Senior Vice President
                                                 People Services and Development


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